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                                                                     EXHIBIT 2.3



                                   AMENDMENT
                                      TO
                           STOCK PURCHASE AGREEMENT


         ALAMAC SUB HOLDINGS INC., a Delaware corporation, AIH INC., a Delaware corporation, WESTPOINT STEVENS, INC. a Delaware Corporation ("WSP"), and DYERSBURG CORPORATION, a Tennessee corporation ("Dyersburg"), having entered into that certain Stock Purchase Agreement dated as of July 15,1997, among them (the "Agreement") do hereby agree as follows:

         1. The Agreement is hereby amended by, in Section 10.5(b), replacing the language "not later than 10 days prior to Closing" with the language "not later than the later of August 20, 1997, or 10 days prior to Closing".

         2. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Agreement. Delivery hereof may be by facsimile transmission.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of August 15, 1997.

                                  ALAMAC SUB HOLDINGS INC.


                                  By: /s/ Christopher N. Zodrow
                                      -----------------------------------------
                                      Name:  Christopher N. Zodrow
                                      Title: Vice President & Secretary



                                  AIH INC.


                                  By: /s/ Christopher N. Zodrow
                                      -----------------------------------------
                                      Name:  Christopher N. Zodrow
                                      Title: Vice President & Secretary



                                  WESTPOINT STEVENS INC.


                                  By: /s/ Christopher N. Zodrow
                                      -----------------------------------------
                                      Name:  Christopher N. Zodrow
                                      Title: Vice President & Secretary



                                  DYERSBURG CORPORATION


                                  By: /a/ Paul L. Hallock
                                      -----------------------------------------
                                      Name:  Paul L. Hallock
                                      Title: Vice President - Finance


                                  ALAMAC KNIT FABRICS, INC.


                                  By: /s/ Christopher N. Zodrow
                                      -----------------------------------------
                                      Name:  Christopher N. Zodrow
                                      Title: Vice President & Secretary